UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

Annual Report

August 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2019

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Board of Trustees’ Contract Approval	21

Management and Organization	24

Important Notices	27

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended August 31, 2019 witnessed a dramatic turnaround in the U.S. corporate fixed income market. The rising interest rate environment at the beginning of the period gave way to falling interest rates and further declines as the fiscal year wore on.

As the fiscal year began in September 2018, rising interest rates were being driven by optimism about U.S. economic growth, increasing inflation, wage growth, and a potential compromise between the U.S. and North Korea. In late September, the U.S. Federal Reserve Board (the Fed) hiked interest rates for the third time in 2018, and Treasury and corporate bond interest rates rose across the yield curve.7

As 2018 came to a close, however, corporate bond investors became increasingly concerned about a trade war with China, volatility in the U.S. stock market, a looming government shutdown and dovish comments by the Fed. As a result, investors focused on potential weakness in the U.S. economy. In response, corporate bonds underperformed Treasurys in the final months of the calendar year.

As 2019 began, corporate bonds continued to be buffeted by trade friction and a slowing global economy. Early in the new year, however, corporate bonds began to rally, driven mostly by falling interest rates, but also by narrowing credit spreads. For the first eight months of 2019, corporate bonds turned in a strong performance and outperformed Treasurys.

Drivers of the rally included a futures market that began to anticipate the possibility of Fed interest rate cuts in 2019 — a significant reversal of investor expectations just a few months earlier. In addition, strong demand for corporate bonds put upward pressure on prices, as investors pursued higher corporate yields amid a lower interest rate environment. The relatively lower risk of investment-grade issues, compared with high yield issues, made investment-grade corporate bonds particularly attractive to investors in what they believed was a slowing, late-cycle economy. A negative interest rate environment in much of Europe and Asia drove overseas investors into the U.S. corporate bond market as well, as they pursued the higher yields offered by U.S. dollar securities. During the latter half of the period, central banks across developed countries and emerging markets reduced interest rates at a pace not seen since the period following the financial crisis of 2008.

Viewed as a whole, the period was marked by strong performance in the U.S. investment-grade corporate bond market, with the Bloomberg Barclays U.S. Intermediate Corporate Bond Index (the Index),2 which measures the performance of investment-grade U.S. corporate securities with a maturity of one to ten years, returning 9.55%. The corporate bond yield curve experienced a so-called “bull market flattening,” with interest rates declining across the curve but more so toward the long end of the curve.

As investors searched for yield in an ongoing low interest rate environment, lower-rated6 bonds generally outperformed higher-rated bonds, and longer-duration8 issues generally outperformed shorter-duration issues.

Fund Performance

For the fiscal year ended August 31, 2019, Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (the Fund) Class A shares at net asset value (NAV) returned 9.34%, underperforming the 9.55% return of the Fund’s benchmark, the Index.

The Fund is designed to provide approximately equal-weighted exposure to corporate bonds across the 1-to-10 year portion of the yield curve, with the objective of seeking current income. When a corporate bond has a final maturity of less than one year, the Fund intends to let it mature or sell the bond and reinvest the proceeds in bonds with longer maturities, largely in the 10-year area of the yield curve. This strategy is intended to, among other things, manage portfolio turnover and take advantage of the generally higher yields in the longer portion of the curve. During the period, in the interest of diversification,9 management attempted to evenly weight industry sectors, in contrast with the market-weight approach used by the Index. Fundamental and quantitative research is used to select securities for the Fund’s portfolio. Investors should keep in mind that, while performance comparisons may be useful tools to understand the drivers of portfolio return, the Fund is actively managed and its portfolio is designed to differ significantly from the Index.

During the period, the main detractors from Fund performance versus the Index were security selection in the energy, retail and health care sectors, as well as the Fund’s cash position. In a period when corporate bond markets delivered strong performance, cash, which was not represented in the Index, detracted from returns versus the Index.

In contrast, a primary contributor to Fund performance versus the Index was security selection overall, most notably in the financials and utilities sectors. Yield curve positioning was an Index-relative contributor as well. As a result of the Fund’s approximately equal-weighted structure, it was overweight, relative to the Index, in the 10-year area of the yield curve, where total return and yield were higher than in shorter areas of the 1-to-10 year portion of the curve. In addition, the Fund’s modest allocation to below investment-grade issuers, which were not represented in the Index, helped performance versus the Index during a period when high yield bonds in general outperformed investment-grade issues.

The Fund’s laddered portfolio construction methodology largely determines its maturity structure, industry weights and ratings exposures and resulted in an overweight to BBB-rated issuers compared to the Index during the period. That overweight also aided performance versus the Index, as AAA- and A-rated corporate bonds generally underperformed BBB-rated issues.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Performance2,3

Portfolio Managers Thomas H. Luster, CFA, and Maria C. Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/27/2016	09/27/2016	9.34%	—	3.54%
Class A with 4.75% Maximum Sales Charge	—	—	4.17	—	1.82
Class I at NAV	09/27/2016	09/27/2016	9.61	—	3.80
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	—	—	9.55%	3.55%	3.63%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.72%	1.47%
Net				0.65	0.40

% Distribution Rates/Yields[5]				Class A	Class I
Distribution Rate				2.79%	3.04%
SEC 30-day Yield – Subsidized				2.15	2.51
SEC 30-day Yield – Unsubsidized				1.43	1.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/27/2016	$278,825	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Fund Profile

Credit Quality (% of bond holdings)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Intermediate Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one to ten years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 12/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Subsidized yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”) S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term rates fall and/or short-term rates increase, and the yield curve steepens when long-term rates increase and/or short-term rates fall.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[9]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2019 – August 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/19)	Ending Account Value (8/31/19)	Expenses Paid During Period* (3/1/19 – 8/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,074.60	$3.40	**	0.65%
Class I	$1,000.00	$1,076.00	$2.09	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Portfolio of Investments

Corporate Bonds & Notes — 88.4%
Security	Principal Amount (000’s omitted)	Value

Aerospace & Defense — 1.0%

Northrop Grumman Corp., 2.93%, 1/15/25	$98	$101,516

		$101,516

Agriculture — 1.4%

Reynolds American, Inc., 4.45%, 6/12/25	$129	$139,796

		$139,796

Apparel — 1.5%

Tapestry, Inc., 4.125%, 7/15/27	$150	$154,517

		$154,517

Auto Manufacturers — 0.9%

General Motors Financial Co., Inc., 3.70%, 11/24/20	$93	$94,360

		$94,360

Auto Parts & Equipment — 0.5%

Aptiv PLC, 4.35%, 3/15/29	$45	$49,375

		$49,375

Banks — 8.6%

Bank of America Corp., 4.45%, 3/3/26	$133	$146,573

Citigroup, Inc., 2.70%, 10/27/22	86	87,497

Credit Suisse AG, 5.40%, 1/14/20	92	92,993

Goldman Sachs Group, Inc. (The), 4.223% to 5/1/28, 5/1/29(1)	102	112,914

JPMorgan Chase & Co., 3.509% to 1/23/28, 1/23/29(1)	95	101,809

Morgan Stanley, 3.125%, 1/23/23	86	88,732

Royal Bank of Canada, 4.65%, 1/27/26	127	141,768

Santander Holdings USA, Inc., 3.50%, 6/7/24	115	119,027

		$891,313

Beverages — 2.9%

Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25	$90	$98,615

Constellation Brands, Inc., 2.70%, 5/9/22	109	110,571

Keurig Dr Pepper, Inc., 2.55%, 9/15/26	94	92,229

		$301,415

Biotechnology — 2.3%

Amgen, Inc., 2.60%, 8/19/26	$119	$120,482

Gilead Sciences, Inc., 2.95%, 3/1/27	115	119,665

		$240,147

Security	Principal Amount (000’s omitted)	Value

Building Materials — 0.8%

Owens Corning, 3.40%, 8/15/26	$56	$56,176

Owens Corning, 3.95%, 8/15/29	21	21,765

		$77,941

Chemicals — 4.1%

DuPont de Nemours, Inc., 4.493%, 11/15/25	$90	$100,003

Huntsman International, LLC, 4.50%, 5/1/29	85	90,626

Sherwin-Williams Co. (The), 3.125%, 6/1/24	86	89,378

Westlake Chemical Corp., 3.60%, 8/15/26	100	103,964

Yara International ASA, 4.75%, 6/1/28(2)	42	46,246

		$430,217

Commercial Services — 1.0%

IHS Markit, Ltd., 3.625%, 5/1/24	$100	$103,965

		$103,965

Diversified Financial Services — 8.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 12/16/21	$150	$155,918

Air Lease Corp., 3.875%, 7/3/23	77	80,716

Ally Financial, Inc., 4.125%, 3/30/20	96	96,960

American Express Co., 3.00%, 10/30/24	39	40,502

BrightSphere Investment Group, Inc., 4.80%, 7/27/26	80	84,165

Brookfield Finance, Inc., 3.90%, 1/25/28	86	91,031

Capital One Financial Corp., 3.45%, 4/30/21	86	87,837

Discover Financial Services, 3.85%, 11/21/22	79	82,918

E*TRADE Financial Corp., 4.50%, 6/20/28	55	60,489

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.50%, 3/15/27(2)	45	48,963

Synchrony Financial, 4.25%, 8/15/24	46	49,009

		$878,508

Electric — 4.7%

AES Gener SA, 5.25%, 8/15/21(2)	$49	$50,950

Dominion Energy, Inc., 3.90%, 10/1/25	89	96,021

Duke Energy Corp., 3.40%, 6/15/29	115	122,351

Georgia Power Co., 4.25%, 12/1/19	85	85,415

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(2)	45	46,834

Vistra Energy Corp., 8.125%, 1/30/26(2)	79	85,024

		$486,595

7	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electronics — 2.1%

Jabil, Inc., 3.95%, 1/12/28	$117	$118,421

Trimble, Inc., 4.90%, 6/15/28	87	95,454

		$213,875

Food — 1.0%

Kraft Heinz Foods Co., 3.375%, 6/15/21	$22	$22,309

Smithfield Foods, Inc., 2.65%, 10/3/21(2)	86	85,116

		$107,425

Gas — 1.0%

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	$100	$106,625

		$106,625

Healthcare – Products — 1.4%

Becton Dickinson and Co., 3.734%, 12/15/24	$136	$144,814

		$144,814

Healthcare – Services — 2.0%

Anthem, Inc., 2.50%, 11/21/20	$50	$50,265

HCA, Inc., 4.125%, 6/15/29	50	53,381

MEDNAX, Inc., 5.25%, 12/1/23(2)	100	100,750

		$204,396

Home Builders — 0.8%

Lennar Corp., 4.75%, 4/1/21	$82	$84,651

		$84,651

Insurance — 5.0%

Aon Corp., 4.50%, 12/15/28	$85	$97,446

Athene Holding, Ltd., 4.125%, 1/12/28	113	115,712

Brown & Brown, Inc., 4.50%, 3/15/29	85	93,882

Lincoln National Corp., 4.00%, 9/1/23	86	91,854

Principal Financial Group, Inc., 3.70%, 5/15/29	56	60,919

Principal Life Global Funding II, 3.00%, 4/18/26(2)	53	55,291

		$515,104

Internet — 0.9%

Netflix, Inc., 5.375%, 11/15/29(2)	$90	$98,100

		$98,100

Security	Principal Amount (000’s omitted)	Value

Iron & Steel — 2.4%

Nucor Corp., 4.00%, 8/1/23	$79	$84,329

Reliance Steel & Aluminum Co., 4.50%, 4/15/23	70	74,582

Steel Dynamics, Inc., 5.125%, 10/1/21	90	90,363

		$249,274

Lodging — 0.9%

Marriott International Inc., 4.15%, 12/1/23	$90	$96,512

		$96,512

Machinery – Construction & Mining — 1.1%

Caterpillar Financial Services Corp., 2.00%, 11/29/19	$115	$114,942

		$114,942

Machinery – Diversified — 1.6%

CNH Industrial Capital, LLC, 4.20%, 1/15/24	$46	$48,577

Wabtec Corp., 4.40%, 3/15/24	110	117,890

		$166,467

Media — 0.9%

Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.50%, 2/1/24	$86	$92,586

		$92,586

Miscellaneous Manufacturing — 0.9%

Hexcel Corp., 4.70%, 8/15/25	$86	$93,557

		$93,557

Oil & Gas — 2.7%

Apache Corp., 4.25%, 1/15/30	$80	$81,515

Hess Corp., 4.30%, 4/1/27	95	99,478

Occidental Petroleum Corp., 3.20%, 8/15/26	100	101,126

		$282,119

Oil & Gas Services — 1.9%

National Oilwell Varco, Inc., 2.60%, 12/1/22	$90	$90,104

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	110	109,906

		$200,010

Pharmaceuticals — 2.6%

AstraZeneca PLC, 2.375%, 11/16/20	$150	$150,439

CVS Health Corp., 3.25%, 8/15/29	12	12,188

8	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Pharmaceuticals (continued)

CVS Health Corp., 4.30%, 3/25/28	$102	$111,431

		$274,058

Pipelines — 3.3%

Energy Transfer Operating, L.P., 4.95%, 6/15/28	$79	$88,448

Kinder Morgan, Inc., 3.15%, 1/15/23	79	81,226

Plains All American Pipeline, L.P./PAA Finance Corp., 4.65%, 10/15/25	83	89,074

Western Midstream Operating, L.P., 4.50%, 3/1/28	86	85,933

		$344,681

Private Equity — 0.5%

KKR Group Finance Co. VI, LLC, 3.75%, 7/1/29(2)	$50	$53,227

		$53,227

Real Estate Investment Trusts (REITs) — 4.8%

Boston Properties, L.P., 3.85%, 2/1/23	$140	$147,869

Crown Castle International Corp., 3.20%, 9/1/24	100	103,557

GLP Capital, L.P./GLP Financing II, Inc., 5.25%, 6/1/25	110	121,218

Iron Mountain, Inc., 4.375%, 6/1/21(2)	33	33,330

SITE Centers Corp., 4.625%, 7/15/22	22	23,074

WP Carey, Inc., 3.85%, 7/15/29	62	65,909

		$494,957

Retail — 4.1%

Best Buy Co., Inc., 4.45%, 10/1/28	$86	$93,861

Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	115	116,665

Nordstrom, Inc., 4.00%, 3/15/27	95	97,020

Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	118	120,838

		$428,384

Semiconductors — 2.9%

Marvell Technology Group, Ltd., 4.875%, 6/22/28	$115	$129,897

Microchip Technology, Inc., 3.922%, 6/1/21	55	56,199

NXP B.V./NXP Funding, LLC, 5.35%, 3/1/26(2)	33	37,313

QUALCOMM, Inc., 3.00%, 5/20/22	79	81,278

		$304,687

Software — 0.8%

Fidelity National Information Services, Inc., 3.625%, 10/15/20	$84	$85,277

		$85,277

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 3.8%

AT&T, Inc., 2.625%, 12/1/22	$140	$142,158

AT&T, Inc., 3.80%, 2/15/27	94	100,522

Verizon Communications, Inc., 4.125%, 3/16/27	134	149,656

		$392,336

Transportation — 0.9%

CSX Corp., 3.35%, 11/1/25	$91	$96,734

		$96,734

Total Corporate Bonds & Notes (identified cost $8,786,177)		$9,194,463

Short-Term Investments — 11.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.20%(3)	1,176,707	$1,176,589

Total Short-Term Investments (identified cost $1,176,625)		$1,176,589

Total Investments — 99.7% (identified cost $9,962,802)		$10,371,052

Other Assets, Less Liabilities — 0.3%		$35,070

Net Assets — 100.0%		$10,406,122

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security converts to variable rate after the indicated fixed-rate coupon period.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At August 31, 2019, the aggregate value of these securities is $741,144 or 7.1% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2019.

9	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Statement of Assets and Liabilities

Assets	August 31, 2019

Unaffiliated investments, at value (identified cost, $8,786,177)	$9,194,463

Affiliated investment, at value (identified cost, $1,176,625)	1,176,589

Interest receivable	89,593

Dividends receivable from affiliated investment	1,243

Receivable from affiliate	6,502

Total assets	$10,468,390

Liabilities

Payable for Fund shares redeemed	$1,670

Payable to affiliates:

Investment adviser and administration fee	2,691

Distribution and service fees	165

Accrued expenses	57,742

Total liabilities	$62,268

Net Assets	$10,406,122

Sources of Net Assets

Paid-in capital	$10,190,003

Distributable earnings	216,119

Total	$10,406,122

Class A Shares

Net Assets	$790,088

Shares Outstanding	76,931

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.27

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.78

Class I Shares

Net Assets	$9,616,034

Shares Outstanding	936,676

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

10	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Statement of Operations

Investment Income	Year Ended August 31, 2019

Interest	$322,464

Dividends from affiliated investment	9,077

Total investment income	$331,541

Expenses

Investment adviser and administration fee	$29,219

Distribution and service fees

Class A	1,751

Trustees’ fees and expenses	979

Custodian fee	26,103

Transfer and dividend disbursing agent fees	2,494

Legal and accounting services	44,792

Printing and postage	7,892

Registration fees	32,265

Miscellaneous	9,199

Total expenses	$154,694

Deduct —

Allocation of expenses to affiliate	$116,241

Total expense reductions	$116,241

Net expenses	$38,453

Net investment income	$293,088

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(106,250)

Investment transactions — affiliated investment	17

Net realized loss	$(106,233)

Change in unrealized appreciation (depreciation) —

Investments	$645,385

Investments — affiliated investment	(47)

Net change in unrealized appreciation (depreciation)	$645,338

Net realized and unrealized gain	$539,105

Net increase in net assets from operations	$832,193

11	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$293,088	$297,834

Net realized loss	(106,233)	(34,732)

Net change in unrealized appreciation (depreciation)	645,338	(333,507)

Net increase (decrease) in net assets from operations	$832,193	$(70,405)

Distributions to shareholders(1) —

Class A	$(21,156)	$(4,707)

Class I	(276,146)	(294,701)

Total distributions to shareholders	$(297,302)	$(299,408)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$121,444	$701,450

Class I	2,347,396	2,328,047

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	21,156	4,707

Class I	262,760	289,080

Cost of shares redeemed

Class A	(16,447)	(130,337)

Class I	(3,806,710)	(1,921,138)

Net increase (decrease) in net assets from Fund share transactions	$(1,070,401)	$1,271,809

Net increase (decrease) in net assets	$(535,510)	$901,996

Net Assets

At beginning of year	$10,941,632	$10,039,636

At end of year	$10,406,122	$10,941,632 (2)

(1)

For the year ended August 31, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated distributions in excess of net investment income of $(1,225) at August 31, 2018. The requirement to disclose the corresponding amount as of August 31, 2019 was eliminated.

12	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Financial Highlights

	Class A

	Year Ended August 31,		Period Ended August 31, 2017(1)
	2019	2018

Net asset value — Beginning of period	$9.680	$10.010	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.291	$0.253	$0.195

Net realized and unrealized gain (loss)	0.595	(0.338)	0.012

Total income (loss) from operations	$0.886	$(0.085)	$0.207

Less Distributions

From net investment income	$(0.296)	$(0.245)	$(0.197)

Total distributions	$(0.296)	$(0.245)	$(0.197)

Net asset value — End of period	$10.270	$9.680	$10.010

Total Return(3)(4)	9.34%	(0.84)%	2.11	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$790	$619	$40

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.65%	0.65%	0.65	%(6)

Net investment income	2.97%	2.62%	2.13	%(6)

Portfolio Turnover	42%	44%	45	%(5)

(1)	For the period from the start of business, September 27, 2016, to August 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.27%, 1.07% and 2.89% of average daily net assets for the years ended August 31, 2019 and 2018 and the period ended August 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

13	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Financial Highlights — continued

	Class I

	Year Ended August 31,		Period Ended August 31, 2017(1)
	2019	2018

Net asset value — Beginning of period	$9.680	$10.020	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.316	$0.268	$0.220

Net realized and unrealized gain (loss)	0.594	(0.338)	0.021

Total income (loss) from operations	$0.910	$(0.070)	$0.241

Less Distributions

From net investment income	$(0.320)	$(0.270)	$(0.221)

Total distributions	$(0.320)	$(0.270)	$(0.221)

Net asset value — End of period	$10.270	$9.680	$10.020

Total Return(3)(4)	9.61%	(0.69)%	2.46	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,616	$10,323	$9,999

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.40%	0.40%	0.40	%(6)

Net investment income	3.23%	2.74%	2.40	%(6)

Portfolio Turnover	42%	44%	45	%(5)

(1)	For the period from the start of business, September 27, 2016, to August 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.27%, 1.07% and 2.89% of average daily net assets for the years ended August 31, 2019 and 2018 and the period ended August 31, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek current income. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

15

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2019 and August 31, 2018 was as follows:

	Year Ended August 31,
	2019	2018

Ordinary income	$297,302	$299,408

During the year ended August 31, 2019, distributable earnings was increased by $5,050 and paid-in capital was decreased by $5,050 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(195,898)

Net unrealized appreciation	$412,017

At August 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $195,898 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at August 31, 2019, $99,171 are short-term and $96,727 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,959,035

Gross unrealized appreciation	$416,976

Gross unrealized depreciation	(4,959)

Net unrealized appreciation	$412,017

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.32% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended August 31, 2019, the investment adviser and administration fee amounted to $29,219 or 0.32% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65% and 0.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be

16

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Notes to Financial Statements — continued

changed or terminated after December 31, 2019. Pursuant to this agreement, EVM was allocated $116,241 of the Fund’s operating expenses for the year ended August 31, 2019. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2019, EVM earned $401 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the year ended August 31, 2019. EVD received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2019 amounted to $1,751 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $3,651,426 and $5,830,373, respectively, for the year ended August 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2019	2018

Sales	12,579	72,763

Issued to shareholders electing to receive payments of distributions in Fund shares	2,152	487

Redemptions	(1,665)	(13,424)

Net increase	13,066	59,826

	Year Ended August 31,
Class I	2019	2018

Sales	237,019	234,342

Issued to shareholders electing to receive payments of distributions in Fund shares	26,743	29,572

Redemptions	(393,605)	(195,678)

Net increase (decrease)	(129,843)	68,236

17

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Notes to Financial Statements — continued

At August 31, 2019, EVM owned 53.6% of the value of the outstanding shares of the Fund.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2019.

9  Investments in Affiliated Funds

At August 31, 2019, the value of the Fund’s investment in affiliated funds was $1,176,589, which represents 11.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended August 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.20%	$159,261	$5,061,704	$(4,044,346)	$17	$(47)	$1,176,589	$9,077	1,176,707

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$9,194,463	$—	$9,194,463

Short-Term Investments	—	1,176,589	—	1,176,589

Total Investments	$—	$10,371,052	$—	$10,371,052

18

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from the start of business, September 27, 2016, to August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, September 27, 2016, to August 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

21

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment professionals in analyzing factors relevant to investing in investment grade fixed income securities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

22

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-year period ended September 30, 2018. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

23

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 163 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 163 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

24

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

25

Eaton Vance

1-to-10 Year Laddered Corporate Bond Fund

August 31, 2019

Management and Organization — continued

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

24974    8.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (the “Fund(s)”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 13 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a) –(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended August 31, 2018 and August 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund

Fiscal Years Ended	8/31/18	8/31/19
Audit Fees	$37,050	$37,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,000	$9,550
All Other Fees(3)	$0	$0

Total	$47,050	$47,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18	11/30/18	12/31/18	8/31/19
Audit Fees	$100,790	$27,380	$247,830	$37,050	$127,240	$27,380	$279,690	$37,550
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$57,669	$10,711	$117,089	$10,000	$72,001	$10,761	$121,317	$9,550
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$158,459	$38,091	$364,919	$47,050	$199,241	$38,141	$401,007	$47,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18	11/30/18	12/31/18	8/31/19
Registrant(1)	$57,669	$10,711	$117,089	$10,000	$72,001	$10,761	$121,317	$9,550
Eaton Vance(2)	$148,018	$148,018	$148,018	$74,355	$126,485	$126,485	$126,485	$8,000

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 25, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	October 25, 2019